Exhibit 10.65

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

PROMISSORY NOTE

$80,000.00 March 13, 2001

Minneapolis, MN

Subject to the terms and conditions of this Note, for good and valuable consideration received in the form of fifty thousand dollars ($50,000) on March 13, 2001 and thirty thousand dollars ($30,000) on March 16, 2001, PopMail.com, Inc., a Minnesota corporation (the "Company"), promises to pay to the order of The Shaar Fund Ltd. (the "Holder"), the principal amount of eighty thousand dollars ($80,000.00), plus simple interest accrued on unpaid principal from the date of this Note until paid at the rate of twelve percent (12%) per annum, payable on demand.

The following is a statement of the rights of the Holder and the terms and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees. Neither Holder, its principals or affiliates have any other obligations, liabilities or responsibilities to the Company except as expressly set forth in this Note or as may otherwise be agreed to in writing by the parties.

Payment. The principal and accrued interest under this Note will be paid to the Holder within five (5) days of demand by the Holder (the "Maturity Date"). All payments of principal and/or interest under this Note will be made by mail to the address of record of the Holder.

Events of Default. If the Company defaults in the payment of any part of the principal or interest of this Note when due and payable, and if such default is not cured by the Company within five (5) business days after the Holder has given the Company written notice of such default, then the Holder may declare the entire unpaid principal and accrued interest on this Note immediately due and payable, by notice in writing to the Company, without any other presentment, demand, protest or other notice of any kind or character, all of which are hereby expressly waived, anything herein to the contrary notwithstanding.

Assignment. The rights and obligations of the Company and the Holder will be binding upon and inure to the benefit of the successors, assigns, heirs, administrators and transferees of the parties. The Company may not assign this Note without the express written consent of Holder.

Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

Notices. Any notice, request or other communication required or permitted hereunder will be in writing and shall be deemed to have been duly given if delivered (i) personally or telephonically (including by facsimile), (ii) by email (if receipt thereof is confirmed by a separate message delivered by the recipient to the sender), (iii) by courier, or (iv) mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth herein. Notice to the Holder shall be provided to: The Shaar Fund Ltd., c/o Levinson Capital Management, Attention: Samuel Levinson, 2 World Trade Center, Suite 1820, New York, NY 10048. Any party hereto may by notice so given change its address for future notice under this Note. Notice will conclusively be deemed to have been given when personally delivered or when deposited in the mail or delivered to a courier, or when sent by email following confirmation in the manner set forth above and will be deemed to have been received when delivered.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, excluding that body of law relating to conflict of laws.

Headings. All headings used herein are used for convenience only and will not be used to construe or interpret this Note.

IN WITNESS WHEREOF, the parties have caused this Note to be issued on March 13, 2001.

"COMPANY":

PopMail.com, Inc.

By: Stephen J. Spohn

Title: CFO

Address: PopMail.com, Inc.

1333 Corporate Drive, Suite 350

Irving, TX 75038